                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): SEPTEMBER 30, 2002


                         ------------------------------


                            CENTERPOINT ENERGY, INC.
             (Exact name of registrant as specified in its charter)


              TEXAS                    1-31447                 74-0694415
  (State or other jurisdiction       (Commission             (IRS Employer
        of incorporation)            File Number)          Identification No.)


                    1111 LOUISIANA
                    HOUSTON, TEXAS                        77002
       (Address of principal executive offices)         (Zip Code)


       Registrant's telephone number, including area code: (713) 207-3000


                         ------------------------------




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ITEM 5.  OTHER EVENTS.

         On September 5, 2002, CenterPoint Energy, Inc. announced that its Board of Directors had declared a distribution of all of the shares of Reliant Resources, Inc. common stock owned by CenterPoint Energy to its common shareholders on a pro rata basis. The distribution was completed on September 30, 2002 to CenterPoint Energy's shareholders of record as of the close of business on September 20, 2002. Immediately prior to the distribution, CenterPoint Energy held 240,000,000 shares of the outstanding common stock of Reliant Resources.

         On October 1, 2002, CenterPoint Energy ceased to conduct business under the name "Reliant Energy, Incorporated" and its common stock ceased trading under the ticker symbol "REI" and commenced trading under the ticker symbol "CNP." Effective September 30, 2002, R. Steve Letbetter and Laree E. Perez resigned from CenterPoint Energy's board of directors. Following the resignations, the members of CenterPoint Energy's board of directors include Milton Carroll, John T. Cater, O. Holcombe Crosswell, Robert J. Cruikshank, T. Milton Honea and David M. McClanahan. Also effective September 30, 2002, R. Steve Letbetter (Chairman, President and Chief Executive Officer), Robert W. Harvey (Vice Chairman), Stephen W. Naeve (Vice Chairman), Mark V. Jacobs (Executive Vice President and Chief Financial Officer) and Hugh Rice Kelly (Executive Vice President, General Counsel and Corporate Secretary) resigned from their positions as executive officers of CenterPoint Energy. The current executive officers of CenterPoint Energy are David M. McClanahan (President and Chief Executive Officer), Scott E. Rozzell (Executive Vice President, General Counsel and Corporate Secretary), Stephen C. Schaeffer (Executive Vice President
- Government and Regulatory Affairs), Gary L. Whitlock (Executive Vice President and Chief Financial Officer), James S. Brian (Senior Vice President and Chief Accounting Officer) and Thomas R. Standish (President and Chief Operating Officer of CenterPoint Energy Houston Electric, LLC).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)      Exhibits.

                  The following exhibit is filed herewith:

                  99.1 Press Release issued on September 30, 2002 by CenterPoint Energy







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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CENTERPOINT ENERGY, INC.



    Date:  October 1, 2002                     By:    /s/ James S. Brian
                                                  ------------------------------
                                               James S. Brian
                                               Senior Vice President and
                                               Chief Accounting Officer


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                                  EXHIBIT INDEX


    EXHIBIT
    NUMBER                     EXHIBIT DESCRIPTION
    ------                     -------------------
     99.1          Press Release issued on September 30, 2002 by
                   CenterPoint Energy